UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip code)

(513) 824-3200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Scripps Networks Interactive, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “First Quarter Form 10-Q”) to reflect discontinued operations, as discussed below. This Form 8-K will permit us to incorporate these financial statements by reference, or otherwise, in future Securities and Exchange Commission (“SEC”) filings. The information in this Form 8-K is not an amendment to or restatement of the 2010 Form 10-K or First Quarter Form 10-Q.

Summary

During the second quarter of 2011, our Board of Directors approved the sale of our Shopzilla business and its related online comparison shopping brands, which has historically been reported within our Interactive Services reporting segment. The sale closed on May 31, 2011.

Our Shopzilla business was classified as held for sale in accordance with accounting standards for the impairment or disposal of long-lived assets and its assets, liabilities and accordingly their results have been presented as discontinued operations within our 2011 second quarter and third quarter Form 10-Qs.

Under the rules and regulations of the SEC, previously issued financial statements are required to be reclassified to show the Shopzilla business as discontinued operations, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the announced sale of our Shopzilla business. This reclassification has no effect on the Company’s reported net income for any reporting period.

The revised financial information included in the 2010 Form 10-K and First Quarter Form 10-Q is filed as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K solely to reflect the impact of accounting for our Shopzilla business as a discontinued operation.

Except as described above, we have not modified or updated other disclosures contained in the historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2010 Form 10-K or the First Quarter Form 10-Q. Accordingly, this Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of filing of the 2010 Form 10-K or First Quarter Form 10-Q or modify or update disclosures affected by subsequent events. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the 2010 Form 10-K and First Quarter Form 10-Q and should be read in conjunction with our filings with the SEC subsequent to such dates, including amendments to such filings, if any.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Consolidated and Combined Financial Statements and notes thereto recast for discontinued operations for the years ended December 31, 2010, 2009, and 2008 and Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data (which replaces and supersedes Part II, Item 8, Item 7 and Item 6, respectively, of the 2010 Form 10-K filed with the SEC on March 1, 2011).

99.2	Valuation and Qualifying Accounts Financial Statement Schedule recast for discontinued operations for the years ended December 31, 2010, 2009, and 2008 (which replaces and supersedes Part IV Item 15(b), of the 2010 Form 10-K filed with the SEC on March 1, 2011).

99.3	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations for the periods ended March 31, 2011 and 2010 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I, Item 1and Item 2, respectively, of the First Quarter Form 10-Q filed with the SEC on May 5, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: November 18, 2011	By:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Chief Administrative Officer and Chief Financial Officer

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